UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.     )

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☐	Definitive Proxy Statement

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☐	Soliciting Material Pursuant to § 240.14a-12

Spirit Airlines, Inc.

(Name of Registrant as Specified In Its Charter)

JetBlue Airways Corporation

Sundown Acquisition Corp.

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Filed by JetBlue Airways Corporation

Pursuant to Rule 14a-12 under the

Securities Exchange Act of 1934, as amended

Subject Company: Spirit Airlines, Inc.

Commission File No.: 001-35186

Date: June 7, 2022

This filing contains the following communications:

1.	Press release

2.	Video transcript

1.	The following is a press release issued by JetBlue Airways Corporation (“JetBlue”) on June 7, 2022.

PRESS RELEASE

Antitrust Expert with Direct Experience Representing the Department of Justice Shares Views on JetBlue-Spirit Combination

Identifies the ‘JetBlue Effect’ as a key factor in the DOJ’s review; notes that it has previously called the phenomenon ‘uniquely disruptive and beneficial to passengers’

NEW YORK (June 7, 2022) – JetBlue (NASDAQ: JBLU) today shared remarks by antitrust expert Glenn Pomerantz discussing how the U.S. Department of Justice (the “DOJ”) and courts will likely view the proposed combination of JetBlue-Spirit. The video is available here.

Mr. Pomerantz is one of the few private lawyers who has been asked by the DOJ and numerous State Attorneys General to serve as lead trial counsel for the government in high-profile merger challenges, including the AT&T-T-Mobile merger. He was engaged by JetBlue to work alongside its antitrust counsel to examine how the combination would be reviewed by regulators.

In the video, Mr. Pomerantz notes that the DOJ will strongly consider the benefits that the “JetBlue Effect” will bring to all stakeholders: “In fact, the DOJ calls the ‘JetBlue Effect’ uniquely disruptive and beneficial to passengers.”

Mr. Pomerantz concludes, “If you’re worried about the passengers who really want an ultra-low-cost alternative, those alternatives will be there. There are plenty of other ultra-low-cost carriers, who will enter and take over a route of Spirit’s if that route is profitable. Frontier is out there…and there’s Allegiant and Sun Country and some recent entrants as well. So, everyone’s going to win if JetBlue and Spirit merge.”

About JetBlue

JetBlue is New York’s Hometown Airline®, and a leading carrier in Boston, Fort Lauderdale-Hollywood, Los Angeles, Orlando, and San Juan. JetBlue carries customers across the United States, Caribbean and Latin America and London. For more information, visit jetblue.com.

Contacts

JetBlue Corporate Communications

Tel: +1.718.709.3089

corpcomm@jetblue.com

###

Forward Looking Statements

Statements in this press release contain various forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, or the Securities Act, and Section 21E of the Securities Exchange Act of 1934, as amended, or the Exchange Act, which represent our management’s beliefs and assumptions concerning future events. These statements are intended to qualify for the “safe harbor” from liability established by the Private Securities Litigation Reform Act of 1995. When used in this press release, the words “expects,” “plans,” “anticipates,” “indicates,” “believes,” “forecast,” “guidance,” “outlook,” “may,” “will,” “should,” “seeks,” “targets” and similar expressions are intended to identify forward-looking statements.

PRESS RELEASE

Forward-looking statements involve risks, uncertainties and assumptions, and are based on information currently available to us. Actual results may differ materially from those expressed in the forward-looking statements due to many factors, including, without limitation, those listed in our U.S. Securities and Exchange Commission (“SEC”) filings, matters of which we may not be aware, the coronavirus pandemic including new and existing variants, the outbreak of any other disease or similar public health threat that affects travel demand or behavior, the outcome of any discussions between JetBlue Airways Corporation (“JetBlue”) and Spirit Airlines, Inc. (“Spirit”) with respect to a possible transaction, including the possibility that the parties will not agree to pursue a business combination transaction or that the terms of any such transaction will be materially different from those described herein, the conditions to the completion of the possible transaction, including the receipt of any required stockholder and regulatory approvals and, in particular, our expectation as to the likelihood of receipt of antitrust approvals, JetBlue’s ability to finance the possible transaction and the indebtedness JetBlue expects to incur in connection with the possible transaction, the possibility that JetBlue may be unable to achieve expected synergies and operating efficiencies within the expected timeframes or at all and to successfully integrate Spirit’s operations with those of JetBlue, and the possibility that such integration may be more difficult, time-consuming or costly than expected or that operating costs and business disruption (including, without limitation, disruptions in relationships with employees, customers or suppliers) may be greater than expected in connection with the possible transaction. Given the risks and uncertainties surrounding forward-looking statements, you should not place undue reliance on these statements. Further information concerning these and other factors is contained in JetBlue’s SEC filings, including but not limited to, JetBlue’s 2021 Annual Report on Form 10-K and its Quarterly Reports on Form 10-Q. In light of these risks and uncertainties, the forward-looking events discussed in this press release might not occur. Our forward-looking statements included in this press release speak only as of the date the statements were written or recorded. We undertake no obligation to update or revise forward-looking statements, whether as a result of new information, future events, or otherwise.

Additional Important Information and Where to Find It

This press release is provided for informational purposes only and is neither an offer to purchase nor a solicitation of an offer to sell any shares of the common stock of Spirit or any other securities. JetBlue and its wholly-owned subsidiary, Sundown Acquisition Corp., have commenced a tender offer for all outstanding shares of common stock of Spirit and have filed with the SEC a tender offer statement on Schedule TO (including an Offer to Purchase, a Letter of Transmittal and related documents), as may be amended. These documents contain important information, including the terms and conditions of the tender offer, and stockholders of Spirit are advised to carefully read these documents before making any decision with respect to the tender offer.

Investors and security holders may obtain free copies of these statements and other documents filed with respect to the tender offer at the SEC’s website at https://www.sec.gov. In addition, copies of the tender offer statement and related materials may be obtained for free by directing such requests to the information agent for the tender offer, Innisfree M&A Incorporated, at (877) 800-5190 (toll free for stockholders) or (212) 750-5833 (collect for banks and brokers).

JetBlue has filed a definitive proxy statement on Schedule 14A with the SEC (“Definitive Proxy Statement”) and the accompanying BLUE proxy card on May 26, 2022, to be used to solicit proxies in opposition to the proposed business combination between Spirit and Frontier Group Holdings, Inc. (“Frontier”) and the other proposals to be voted on by Spirit stockholders at the special meeting of the stockholders of Spirit to be held on June 10, 2022. This press release is not a substitute for the Definitive Proxy Statement or any other document JetBlue, Spirit or Frontier may file with the SEC in connection with the proposed transaction.

PRESS RELEASE

STOCKHOLDERS OF SPIRIT ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT AND ALL OTHER RELEVANT DOCUMENTS FILED WITH THE SEC, INCLUDING ALL PROXY MATERIALS, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION.

Investors and security holders may obtain a free copy of the Definitive Proxy Statement and other documents filed by JetBlue at the SEC’s web site at https://www.sec.gov or by contacting the information agent for the proxy solicitation, Innisfree M&A Incorporated, at (877) 800-5190 (toll free for stockholders) or (212) 750-5833 (collect for banks and brokers).

Participants in the Solicitation

JetBlue and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the holders of Spirit common stock. Additional information regarding the participants in the proxy solicitation is contained in the Definitive Proxy Statement.

2.

The following is a transcript of a video featuring antitrust expert Glenn Pomerantz, published on JetBlueOffersMore.com on June 7, 2022, and made available at: https://www.jetblueoffersmore.com/regulatory-confidence/#video

Hi. I’m Glenn Pomerantz. I’ve been practicing law for almost 40 years with a primary focus on antitrust matters, including the litigation of various mergers. I’ve been retained by the Department of Justice and by State Attorneys Generals to examine and lead them at trial in connection with other mergers, such as the attempted merger of AT&T and T-Mobile. I’ve been retained by JetBlue to work with their experienced antitrust counsel to examine the regulatory environment and how the Department of Justice and courts will review the merger of JetBlue and Spirit Airlines.

What do you view as the biggest challenge the JetBlue-Spirit combination is going to have with regulators?

I think the biggest challenge with the regulators is the current Administration’s stated position that any airline merger is likely to face a challenge in court. Here, with JetBlue acquiring Spirit, you have a low-cost airline acquiring an ultra-low-cost airline and that’s going to cause the DOJ to look into how such a merger would affect passengers. Now, JetBlue has a very strong response – the “JetBlue Effect.” And what the JetBlue effect means is that when JetBlue enters a market with its low fares and great service, it causes the legacy airlines to lower their fares to the benefit of passengers. And here, it’s not just JetBlue that says there’s such a thing as the “JetBlue Effect.” The DOJ itself acknowledges that effect in the Northeast Alliance litigation. In fact, the DOJ calls the “JetBlue Effect” uniquely disruptive and beneficial to passengers. So when JetBlue acquires Spirit, it’s going to be able to take that “JetBlue Effect” and expand it to many more passengers on many more routes.

Do you think the DOJ would prefer a Frontier-Spirit combination?

JetBlue is known for offering high-quality service. They offer that service to business travelers, and they offer it to vacationers. Spirit and Frontier are known for offering basic service, and that difference in service is something that the Department of Justice and any court will consider in assessing this merger.

Why do you think JetBlue-Spirit would create a stronger competitor to the legacy airlines?

There, you have the acknowledged “JetBlue Effect.” What that means is that the legacy airlines are going to face competition from JetBlue with their low fares and their great service in on more routes, benefiting more passengers.

What do you say to those who are concerned that the JetBlue transaction cannot get done?

I think if anyone were to carefully look at the competitive effects of combining JetBlue with Spirit, they’re going to find two things. First, the “JetBlue Effect” is real. What that means is that passengers on JetBlue and passengers on the legacy airlines are going to enjoy the benefits of lower fares and good service — in fact, great service. And if instead you’re worried about the passengers who really want an ultra-low-cost alternative, those alternatives will be there. There are plenty of other ultra-low-cost carriers, who will enter and take over a route of Spirit’s if that route is profitable. Frontier is out there. In fact, Frontier is looking to expand. They have a lot of aircraft already on order. And there’s Allegiant and Sun Country and some recent entrants as well. So, everyone’s going to win if JetBlue and Spirit merge.

Forward Looking Statements

Statements in this transcript contain various forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, or the Securities Act, and Section 21E of the Securities Exchange Act of 1934, as amended, or the Exchange Act, which represent our management’s beliefs and assumptions concerning future events. These statements are intended to qualify for the “safe harbor” from liability established by the Private Securities Litigation Reform Act of 1995. When used in this transcript, the words “expects,” “plans,” “anticipates,” “indicates,” “believes,” “forecast,” “guidance,” “outlook,” “may,” “will,” “should,” “seeks,” “targets” and similar expressions are intended to identify forward-looking statements. Forward-looking statements involve risks, uncertainties and assumptions, and are based on information currently available to us. Actual results may differ materially from those expressed in the forward-looking statements due to many factors, including, without limitation, those listed in our U.S. Securities and Exchange Commission (“SEC”) filings, matters of which we may not be aware, the coronavirus pandemic including new and existing variants, the outbreak of any other disease or similar public health threat that affects travel demand or behavior, the outcome of any discussions between JetBlue Airways Corporation (“JetBlue”) and Spirit Airlines, Inc. (“Spirit”) with respect to a possible transaction, including the possibility that the parties will not agree to pursue a business combination transaction or that the terms of any such transaction will be materially different from those described herein, the conditions to the completion of the possible transaction, including the receipt of any required stockholder and regulatory approvals and, in particular, our expectation as to the likelihood of receipt of antitrust approvals, JetBlue’s ability to finance the possible transaction and the indebtedness JetBlue expects to incur in connection with the possible transaction, the possibility that JetBlue may be unable to achieve expected synergies and operating efficiencies within the expected timeframes or at all and to successfully integrate Spirit’s operations with those of JetBlue, and the possibility that such integration may be more difficult, time-consuming or costly than expected or that operating costs and business disruption (including, without limitation, disruptions in relationships with employees, customers or suppliers) may be greater than expected in connection with the possible transaction. Given the risks and uncertainties surrounding forward-looking statements, you should not place undue reliance on these statements. Further information concerning these and other factors is contained in JetBlue’s SEC filings, including but not limited to, JetBlue’s 2021 Annual Report on Form 10-K and its Quarterly Reports on Form 10-Q. In light of these risks and uncertainties, the forward-looking events discussed in this transcript might not occur. Our forward-looking statements included in this transcript speak only as of the date the statements were written or recorded. We undertake no obligation to update or revise forward-looking statements, whether as a result of new information, future events, or otherwise.

Additional Important Information and Where to Find It

This transcript is provided for informational purposes only and is neither an offer to purchase nor a solicitation of an offer to sell any shares of the common stock of Spirit or any other securities. JetBlue and its wholly-owned subsidiary, Sundown Acquisition Corp., have commenced a tender offer for all outstanding shares of common stock of Spirit and have filed with the SEC a tender offer statement on Schedule TO (including an Offer to Purchase, a Letter of Transmittal and related documents), as may be amended. These documents contain important information, including the terms and conditions of the tender offer, and stockholders of Spirit are advised to carefully read these documents before making any decision with respect to the tender offer.

Investors and security holders may obtain free copies of these statements and other documents filed with respect to the tender offer at the SEC’s website at https://www.sec.gov. In addition, copies of the tender offer statement and related materials may be obtained for free by directing such requests to the information agent for the tender offer, Innisfree M&A Incorporated, at (877) 800-5190 (toll free for stockholders) or (212) 750-5833 (collect for banks and brokers).

JetBlue has filed a definitive proxy statement on Schedule 14A with the SEC (“Definitive Proxy Statement”) and the accompanying BLUE proxy card on May 26, 2022, to be used to solicit proxies in opposition to the proposed business combination between Spirit and Frontier Group Holdings, Inc. (“Frontier”) and the other proposals to be voted on by Spirit stockholders at the special meeting of the stockholders of Spirit to be held on June 10, 2022. This transcript is not a substitute for the Definitive Proxy Statement or any other document JetBlue, Spirit or Frontier may file with the SEC in connection with the proposed transaction.

STOCKHOLDERS OF SPIRIT ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT AND ALL OTHER RELEVANT DOCUMENTS FILED WITH THE SEC, INCLUDING ALL PROXY MATERIALS, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION.

Investors and security holders may obtain a free copy of the Definitive Proxy Statement and other documents filed by JetBlue at the SEC’s web site at https://www.sec.gov or by contacting the information agent for the proxy solicitation, Innisfree M&A Incorporated, at (877) 800-5190 (toll free for stockholders) or (212) 750-5833 (collect for banks and brokers).

Participants in the Solicitation

JetBlue and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the holders of Spirit common stock. Additional information regarding the participants in the proxy solicitation is contained in the Definitive Proxy Statement.